RS Variable Products Trust

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS HIGH YIELD VIP SERIES

Supplement to the Prospectus dated May 1, 2014

Investment Team

Effective September 15, 2014, the section of the Prospectus titled “Investment Team” (on page 6) is amended and restated in its entirety as follows:

Kevin Booth, CFA, co-portfolio manager, has managed the Series since 2009. Paul Gillin, CFA, co-portfolio manager, has managed the Series since May 2014.

Effective September 15, 2014, Marc Gross is no longer co-portfolio manager of RS High Yield VIP Series, and all references to Mr. Gross in the Prospectus are removed.

September 15, 2014